                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 30, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                      001-13533                74-2830661
--------------------------------- ------------------    ------------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)          Number)            Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
              (Address of principal executive offices)   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2007,  NovaStar  Financial,  Inc. and certain of its  affiliates
(the  "Company")  entered into a Master  Repurchase  Agreements  Waiver ("Waiver
Agreement") with Wachovia Bank, N.A. and certain of its affiliates  ("Wachovia")
pursuant  to which  Wachovia  agreed  not to  enforce,  for a period  ending  on
December  7,  2007,  the  adjusted  tangible  net  worth  requirement  under the
Agreements  described below, and waived,  for the same period, any breach and/or event of default  that  would have  resulted  under the  Agreements  solely as a result of the Company's  failure to maintain the required  adjusted tangible net worth.  Wachovia  expressly reserved the right to terminate the Waiver Agreement prior to December 7, 2007,  if any event of default or breach  occurs  under the
Agreements  other than solely as a result of the  Company's  failure to maintain the required adjusted tangible net worth.

The  agreements  affected  by  this  Waiver  Agreement  are the  following  (the
"Agreements"):

     1. Master Repurchase Agreement (2007 Residual Securities) dated as of April
18, 2007, among Wachovia  Investment  Holdings,  LLC,  Wachovia Capital Markets,
LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp.

     2. Master  Repurchase  Agreement (2007 Whole Loan) dated as of May 9, 2007, among Wachovia Bank,  National  Association,  NFI  Repurchase  Corporation,  NMI
Repurchase  Corporation,  NMI Property Financing,  Inc., HomeView Lending, Inc.,
NovaStar Financial Inc., NFI Holding Corporation and NovaStar Mortgage, Inc.

     3. Master Repurchase Agreement (2007 Non-investment  Grade) dated as of May
31, 2007, among Wachovia  Investment  Holdings,  LLC,  Wachovia Capital Markets,
LLC, NovaStar Mortgage,  Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp.

     4. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31,
2007,  among Wachovia  Bank, N. A.,  Wachovia  Capital  Markets,  LLC,  NovaStar
Mortgage,  Inc., NovaStar Certificates  Financing LLC, and NovaStar Certificates
Financing Corp.

     5. Master Repurchase Agreement (New York) dated as of July 6, 2007, between
Wachovia Bank, National Association and NovaStar Mortgage, Inc.

In addition to the financing  agreements  listed above,  Wachovia also routinely engages  in other  ordinary  course  financial  transactions  with the  Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, which  is  attached  hereto  as  Exhibit  10.1  and is  incorporated  herein  by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1 Master Repurchase  Agreements Waiver, dated November 30, 2007, by and among
     NovaStar  Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC, NovaStar
     Certificates  Financing  Corporation,   NFI  Repurchase  Corporation,   NMI
     Repurchase  Corporation,  NMI Property  Financing,  Inc., HomeView Lending,
     Inc., NovaStar  Financial,  Inc., NFI Holding  Corporation,  Wachovia Bank,
     N.A. and Wachovia Investment Holdings, LLC.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      NOVASTAR FINANCIAL, INC.
DATE:  November 30, 2007              /s/ GREGORY S. METZ
                                     -------------------------------------------
                                          Gregory S. Metz
                                          Chief Financial Officer

                                Index to Exhibits
                                -----------------

Exhibit No.    Document
-----------    --------

   10.1   Master Repurchase  Agreements Waiver,  dated November 30, 2007, by and among NovaStar Mortgage,  Inc., NovaStar  Certificates  Financing LLC,
          NovaStar   Certificates   Financing   Corporation,    NFI   Repurchase
          Corporation, NMI Repurchase Corporation, NMI Property Financing, Inc.,
          HomeView  Lending,   Inc.,  NovaStar  Financial,   Inc.,  NFI  Holding
          Corporation,  Wachovia Bank,  N.A. and Wachovia  Investment  Holdings,
          LLC.